 POWER OF ATTORNEY

       The undersigned hereby authorizes and designates Raymond D. Cook and Michael Z. Higa each of them acting as my agent and attorney-in-fact, with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

1. Obtain, change and otherwise administer EDGAR access codes for me for use in connection with filings made on my behalf with the SEC pursuant to Section 16 of the Securities Exchange Act of 1934 and the SEC's rules thereunder;

2. Prepare and sign on my behalf any Form 3, Form 4 or Form 5 report regarding transactions in securities of STEC, Inc. ("STEC") under Section 16 of the
Securities Exchange Act of 1934 and the SEC's rules thereunder, and file the same with the Securities and Exchange Commission and each stock exchange or market on which STEC Inc's, stock is listed or quoted;

3. Prepare and sign on my behalf any Form 144 Notice under the Securities Act of
1933 and file same with the Securities and Exchange Commission; and

4. Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
fact's discretion.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is STEC assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Act of 1934, as amended.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by STEC, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact, and will not be affected by the undersigned's subsequent disability or incompetence.

Dated: November  18, 2010

Name: /s/ Robert M. Saman